                       Securities and Exchange Commission
                             Washington, D.C. 20549

                                Amendment No. 1
                         To Current Report on Form 8-K
                                 On Form 8-K/A

             Current Report Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

               Date of Report (Date of Earliest Event Reported):
                                 June 23, 2000

                              INTER PARFUMS, INC.
            (Exact name of Registrant as specified in its charter)

                         Commission File Numbe 0-16469

     Delaware                                         13-3275609
-------------------------------                       ----------
(State or other jurisdiction of                      (I.R.S. Employer
incorporation or organization)                       Identification No.)

                   551 Fifth Avenue, New York, New York 10176
                   ------------------------------------------
                    (Address of Principal Executive Offices)

                                  212.983.2640
                                  ------------
              (Registrant's Telephone number, including area code)

Item 7. Financial Statements and Exhibits

(c) Exhibits

     The following exhibit is filed herewith:

No.       Description

10.77 Sublicense Agreement for FUBU Fragrances, dated June 22, 2000 - excised.


                                   SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused and authorized this report to be signed on its behalf by the undersigned.

Dated:  11 July 2000



                            Inter Parfums, Inc.


                            By:  /s/ Russell Greenberg
                                 --------------------------------------------
                                 Russell Greenberg, Executive Vice President


                                       2